UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 13, 2024

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(914) 461-1276

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, Steel Connect, Inc. (the “Company” or “Steel Connect”) is a nominal defendant in a class and derivative action filed in the Delaware Court of Chancery (“Court”) styled Reith v. Lichtenstein, et al., 2018-0277-MTZ (Del. Ch.) (the “Reith Litigation”), in which plaintiff, purported stockholder Donald Reith (“Plaintiff”), brought claims against certain current and former directors of the Company and stockholders Steel Partners Holdings LP (“Steel Partners”) and several of its affiliates. On October 18, 2024, the Company, Plaintiff and the defendants entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) to resolve the Reith Litigation (the “Settlement”), subject to court approval. Among other things, the Settlement requires the defendants in the Reith Litigation to cause their directors’ and officers’ liability insurance carriers to pay $6,000,000 to the Company within twenty calendar dates after the effective date of the Settlement.

On December 13, 2024, the Court approved the Settlement, approved an award of $1,154,390.76 in fees and expenses to Plaintiff’s counsel, and granted a mootness fee to Plaintiff’s counsel of $463,040.00. Absent an appeal of the ruling approving the Settlement, the Settlement will become effective after the expiration of a thirty-day appeal period. Pursuant to the previously disclosed Stockholders’ Agreement dated April 30, 2023 (as amended, the “Stockholders’ Agreement”) by and among the Company, Steel Partners, and other stockholders signatory thereto (together with Steel Partners, the “SP Investors”), and the Court-approved Settlement, upon resolution of the Reith Litigation, the Company will distribute the Reith Net Litigation Proceeds (as defined in the Stockholders’ Agreement”), by way of a special divided or other distribution, to the holders of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”), pursuant to the allocation provisions set forth in the Stockholders’ Agreement as amended by the Settlement.

Pursuant to the Stockholders’ Agreement and the Court-approved Settlement, (i) the SP Investors have waived any right to receive any portion of the distribution to the extent of any shares of Common Stock held by them as of May 1, 2023 or issuable upon conversion of the Convertible Instruments (as defined in the Stockholders’ Agreement) and (ii) the current directors and officers of the Company have agreed to waive any right to receive any portion of the distribution with respect to any shares of Common Stock they hold. The SP Investors will be entitled to receive a portion of the Reith Net Litigation Proceeds to the extent of any shares acquired by them after May 1, 2023. The shares of Common Stock as to which the SP Investors and the current directors and officers of the Company have waived any rights to the Reith Net Litigation Proceeds are referred to herein as the “Waived Shares”.

Based on the terms of the Court-approved Settlement described above and the maximum amount of Reith Litigation Expenses (as defined in the Stockholders’ Agreement) permitted under the Settlement, and assuming the Court’s ruling is not appealed or otherwise overturned and that all conditions in the Stockholders’ Agreement for distribution of the Reith Net Litigation Proceeds are met, the Company estimates that Company stockholders will receive approximately $1.15 per share of Common Stock held by them (other than with respect to any Waived Shares).

As previously disclosed, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved, in accordance with the terms of the Stockholders’ Agreement, a short-form merger, pursuant to Section 267 of the Delaware General Corporation Law, between the Company and an indirect, wholly-owned subsidiary of Steel Partners (the “Short-Form Merger”). Steel Partners has no obligation to consummate the Short-Form Merger.

As a condition to the Audit Committee’s approval of the Short-Form Merger, if Steel Partners determines to proceed with the Short-Form Merger, and if, prior to the effective time of the Short-Form Merger (the “Effective Time”), Steel Connect has not distributed to the holders of Common Stock the Reith Net Litigation Proceeds, then, at the Effective Time, Steel Partners and the rights agent named therein (“Rights Agent”) will enter into a Contingent Value Rights Agreement (the “CVR Agreement”), pursuant to which, each share of Common Stock (other than Waived Shares) shall receive one contingent value right to receive a portion of the Reith Net Litigation Proceeds, if any, pursuant to the terms of the CVR Agreement (such right, a “Reith CVR”).

The Reith CVRs represent a contractual right only and will not be transferable except in the limited circumstances specified in the CVR Agreement. The Reith CVRs will not be evidenced by certificates or any other instruments and will not be registered with the SEC. The Reith CVRs will not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the Reith CVRs to any holder. In addition, the Reith CVRs shall not represent any equity or ownership interest in Steel Partners, the Company or any of their affiliates. The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, which is attached as Exhibit (d)(1) to the Schedule 13E-3 filed with the U.S. Securities and Exchange Commission by Steel Connect, Steel Partners and the other filing parties named therein on December 9, 2024 in connection with the Short-Form Merger.

The Court also approved the requirement in the Settlement that the Company adopt (i) certain amendments to the Stockholders’ Agreement relating to the allocation of the Reith Net Litigation Proceeds and (ii) certain corporate governance policies and practices, including a formal review process for compensation clawbacks, enhancing the process for granting equity awards and keeping records of equity awards granted under the Company’s stock plans, further enhancing board committee independence, and reducing the materiality threshold for review of related party transactions under the Stockholders’ Agreement. The Stockholders’ Agreement will terminate in connection with the consummation of the Short-Form Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The Company uses words and phrases such as “an agreement,” “subject to,” “would,” “expects,” “provides” and similar expressions to identify forward-looking statements in this report, including forward-looking statements regarding the estimated Reith Litigation Expenses and amount of the Reith Net Litigation Proceeds to be distributed to the Company’s stockholders or, consummation of the Short-Form Merger and the impact thereof. Such forward-looking statements are based on information available to the Company as of the date of this report and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as whether Steel Partners determines not to proceed with the Short-Form Merger, the delay in the payment of the Reith Net Litigation Proceeds as a result of any appeals or other actions taken in respect of the Reith Litigation and other implications of any appeals that may be filed with respect to the Court’s rulings and other risks described in the Company’s Annual Report on Form 10-K for the year ended July 31, 2024, and future filings and reports by the Company. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024	Steel Connect, Inc.

By:	/s/ Ryan O’Herrin
Name:	Ryan O’Herrin
Title:	Chief Financial Officer

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